Novel Highly Productive Production System for Biotherapeutics: Filamentous Fungus Myceliophpthora thermophila C1 Markku Saloheimo VTT Technical Research Centre of Finland Ltd PEGS Lisbon Conference, November 21, 2019 1

VTT Cell Factories for Recombinant Protein Production Host systems • Prokaryotic - Escherichia coli • Yeasts - Saccharomyces cerevisiae - Pichia pastoris Trichoderma reesei • Filamentous fungus - Trichoderma reesei Nicotiana benthamiana - Myceliophthora thermophila • Higher eukaryotes - Plants and plant cell cultures Pichia pastoris From gene to protein We can provide the customer with complete tailor-made service Saccharomyces cerevisiae for producing a protein of interest. Escherichia coli

Myceliophthora thermophila
(Thermotelomyces heterothallica)

- Thermophilic fungus originally isolated from alkaline soil in Russia
- Designated earlier as *Chrysosporium lucknowense* and currently as *Myceliophthora thermophila*
- Isolated for its ability to produce neutral/alkaline cellulases for use in textile applications
- Dyadic Announced Successful Completion of Sequencing of C1 Fungal Genome (May/2005)
- Genome sequenced 2011 by JGI (Nat. Biotechnol. 2011 Oct 2;29(10):922-7)

- **Dyadic International Inc. has developed an industrially proven expression system based on the fungus *Myceliophthora thermophila*, C1 Expression System**
    - Improved production strains with unique morphology
    - C1 received a Generally Recognized As Safe (GRAS) designation from the FDA, with no viruses detected, no mycoplasmas, and no detectable mycotoxins (FDA, 2009)
    - Highest production level of enzymes >120 g/L
    - Highest production level of an individual recombinant enzyme 80 g/L







21.11.2019 VTT – beyond the obvious

Our Goal

VTT

To further develop C1 into efficient gene expression system of **biologic vaccines and drugs**, to help speed up the development, lower production costs and improve the performance at flexible commercial scales.

Efficient Expression

- Library of promoters, carrier proteins, signal sequences and terminators
- Synthetic Expression System (SES)
- Dual vectors
- Split-marker technology
- Marker recycling
- Site-specific or random integration

Reducing Proteolytic Activity

- Identification of key proteases
- Deletion of protease genes
- Characterization and utilization of protease deletion strains

Glycoengineering

- Generation of humanized protein-glycan structures
- Engineering a G0-glycan producing C1

21.11.2019 VTT – beyond the obvious

4

Efficient Expression

C1 Fermentation Technology

Fed-batch Process

- Easily available defined media components – glucose, salts, micro and macro elements, AA and vitamins
- Fed-batch technology with glucose feeding
- Low viscosity culture due to morphology changes (propagule)

- No need for induction
- Protein is secreted to the media
- 20-30 % biomass
- pH: 5-8, Temp: 20 - 45°C
- 1L to 500,000 L fermentation scale


48 hrs
24 hrs
120-168 hrs
Seed flask
Inoculum
Seed Tank
Fed-Batch technology
200L – 500m3
FERMENTER
Defined medium
NH$_4$OH for pH control
Glucose feeding
Harvest Tank
Packaging
Assembly
Filling
Formulation
centrifugation, Protein A, Purification
Processing & Recovery



From MTP to Large scale; productivity of mAbs (example)

24-wells MTP – 1 mg/4ml
1L fermentor – 1.7 g/l/d
30L fermentor – 2.4 g/l/d

21.11.2019 VTT – beyond the obvious 5

Efficient Expression VTT Synthetic Expression System (SES) � Constitutive and extremely high-level expression permits use of any production conditions � Expression level is tunable by changing the number of sTF binding sites � Has been shown to function in multiple organisms: yeasts, filamentous fungi, plants and mammalian cells Rantasalo A et al., A universal gene expression system for fungi. Nucleic Acids Res. 2018 Oct 12;46(18) 21.11.2019 VTT – beyond the obvious 6

Efficient Expression

C1 Expression Technology

Transformation efficiency

Different genetic modification methods can be applied:

- Single site directed integration
- 2 sites directed integration
- Random integration
- Episomal vectors – Transient expression system


1 integration site
2 integration site
Episomes
Random integration

- Transformation procedure based on chemical (PEG) method with protoplasts or electroporation
- Frequencies for 1µg DNA:
  - >20 transformants for site specific integration
  - Up to 100 transformants for random integration
  - ~13,000 transformants for telomeric vector transformation

7

Reducing Proteolytic Activity Isolation and identification of extracellular proteases Protease activity assays Fermentation Culture supernatant Affinity Chromatography Analysis of fractions Spiking with target proteins Zymogram gels with target protein Protease A Protease B Protease C LC-ESI MS/MS Fractions with Protease D proteolytic activity Protease E 21.11.2019 VTT – beyond the obvious 8

Reducing Proteolytic Activity

C1 Protease library in *Pichia pastoris*

- More than 50 proteases were expressed individually in *Pichia pastoris*
- Culture supernatants of each strain expressing a C1 protease were tested in spiking experiments

→ Identification of critical proteases which are problematic for many sensitive target proteins


Vaccine Antigen (3h incubation)
Pichia supernatants expr. 14 individual C1 proteases
Strain ctrl
Buffer ctrl
Antigen std
* * *


Fc-fusion protein (1h incubation)
Strain ctrl
Pichia supernatants expr. 15 individual C1 proteases
Fc-fusion std
* *

21.11.2019 VTT – beyond the obvious 9

Reducing Proteolytic Activity

C1 Lineage of protease deficient strains


DNL104 4xΔ
DNL110 5xΔ
DNL115 6xΔ
DNL120 7xΔ
DNL121 7xΔ
DNL125 8xΔ
DNL131 9xΔ
DNL135 10xΔ
DNL140 11xΔ
DNL145 12xΔ

Systematic deletion of protease genes based on:

- Isolation and identification of extracellular proteases
- C1 protease library in *Pichia pastoris*
- Effect of different protease inhibitors on protease activity
- mRNA sequencing data
- Protease gene annotation



21.11.2019 VTT – beyond the obvious 10

Reducing Proteolytic Activity Total extracellular protease activity is greatly reduced in C1 protease deficient strains � Direct fluoresence-based assay with casein substrate � The activity in the 8xΔ strain is reduced over 50-fold compared to the 1xΔ strain (fermentation cultures) � The activity in the 10xΔ strain is reduced 10-fold compared to the 4xΔ strain (24-well plate cultures) 80 70 60 50 40 30 20 10 0 Δ4 Δ5 Δ6 Δ7 Δ8 Δ9 Δ10 Fermentation culture MTP culture 21.11.2019 VTT – beyond the obvious 11

Protease Deletions are Improving Stability and Production of a Fc-fusion protein 5xΔ 6xΔ 10xΔ 11xΔ 0h 4h o/n 0h 4h o/n 0h 4h o/n o/2n 0h 3h o/n o/2n Yellow full-length Target protein was spiked into the culture supernatant Red degradation product of the different protease deletion strains 21.11.2019 VTT – beyond the obvious 12

Reducing Proteolytic Activity Protease deletion strains are improving stability of target proteins - Difficult-to-express protein Vaccine antigen 9xΔ 10xΔ 0h 3.5h o/n o/2n 0h 3.5h o/n o/2n std Target protein spiked into the culture supernatant of the protease deletion strains 21.11.2019 VTT – beyond the obvious 13

Glycoengineering

Advantage of C1 over Yeast and CHO

- C1 glycan structure is more mammalian like than typically in yeasts
  - The native C1 glycans are mostly high mannose type (Man3-Man9) including some hybrid glycans
  - Less engineering steps needed for C1
  - Stable genome - defined glycan structure is stable from culture to culture and batch to batch

- We aim at defined mammalian glycan forms G0, G0F, G2 and G2F in our glycoengineering efforts

Typical Yeast Glycan Structure


$Man_{30\text{-}50}$

Dyadic C1 Glycan Structure


$Man_{3\text{-}9}$

Targeted Mammalian Glycoform Structures


G0
G0F
G2
G2F

14

Two main approaches to gain high Man3 � Man3 is the important precursor of G0 glycans ALG3 � Two approaches for high Deletion Man3: 1. Deletion of alg3 and over-expression of Mannosidase I 2. Deletion of alg3 and alg11 Flippase is the membrane protein enabling turning of the lipid-linked Asn Asn Adapted from Stanley et al., 2008, N- oligosaccharide to ER glycans. In: Essentials in Glycobiology. Varki et al, eds.) lumen side Man3 G0 ALG11 VTT – beyond the obvious Deletion 15

Alternative approach for G0: classical animal pathway



Glc I & II
ER Man
αMan I
GnT I
αMan II
GnT II
G0
β4GalT
Dol-PP
Asn
Asn
Asn
Asn
Asn
Asn
Asn

Modified from Nagae and Yamaguchi, *Int. J. Mol. Sci.* 2012, *13*(7), 8398-8429.

The animal glycan modification pathway coud be built into C1

- Requires expression of Mannosidase I, GNT I, Mannosidase II and GNT II to gain G0 glycans
- Is more complicated than *alg3* or *alg3/alg11* approaches
- Not pursued in C1 presently

21.11.2019

16

The effect of alg3 deletion in C1 Wild type strain Alg3 deletion strain � The alg3 gene was deleted by replacing it with a marker gene. Glycans on native proteins were analyzed � The glycan pattern became much more simple • All higher MW glycans and hybrid glycans were omitted • Substantial amounts of Hex6, Man5 and Man4 glycans remained – further engineering along this strategy is in progress 21.11.2019 VTT – beyond the obvious 17

Applying *alg3-alg11* deletion strategy to produce G0 glycans

***Alg3* deletion strain**


M3
10.47
M4
12.87
M5
H6
19.13
H7
20.95
M3

***Alg3-alg11* deletion + GNT1+2**


G0
14.21
M3
10.48
M3-GlcNAc
12.46

RT	Glycoform	Area (Abundance)	Relative Abun (%)
10,48	M3	30,93	1,63
12,46	M3GlcNac	85,79	4,52
14,21	**G0**	1781,79	**93,85**
	sum	1898,51	100,00

- The *alg11* gene was deleted from an *alg3* deletion strain. Simultaneously heterolougus GNT1 and GNT2 were expressed from the *alg11* locus. Glycans on native proteins are shown.
- G0 glycan levels of up to 95% have been reached with this strategy. In addition to G0, only Man3 and GlcNAcMan3 remain in the glycan pattern.
- Different Golgi localization signals for GNT1 were tested.

11/21/2019 VTT – beyond the obvious
18

The effect of flippase expression No flippase o/e Expression of flippase 1 Expression of flippase 2 RT Glycoform Area Relative RT Glycoform Area Relative RT Glycoform Area Relative (Abundance) Abun (%) (Abundance) Abun (%) (Abundance) Abun (%) 10,48 M3 69,34 7,05 10,48 M3 116,77 2,84 10,48 M3 259,86 3,00 14,21 G0 914,85 92,95 12,46 M3GlcNac 95,17 2,32 12,46 M3GlcNac 248,09 2,86 14,20 G0 8162,84 94,14 Sum 984,19 100,00 14,20 G0 3894,9 94,84 Sum 4106,84 100,00 Sum 8670,79 100,00 � Strains were made where two different flippase variants were expressed in addition to GNT1 and GNT2 in alg3-alg11 deletion background � The total glycosylation level (sum of peaks) increased ~4x (flippase 1) or ~9x (flippase 2) � The glycan pattern remained good with 93-95% G0 glycans � Glycoengineering in C1 continues to e.g. galactosylation and fucosylation on target proteins like Mabs 19

Production of Biologics in C1 21.11.2019 VTT – beyond the obvious 20

Fermentations for mAbY production Fermentation Vessel Initial (final) Antibody # volume (1) culture volume (1) titre (g/l) 15 10 8.0 (10.5) 8.0 16 1 0.8 (1.1) 6.3 17 1 0.8 (1.1) 6.5 18 1 0.8 (1.1) 7.9 � SDS gel analysis of the mAbY antibody purified from the fermentations by protein A affinity chromatography � ‘start’ depicts the sample loaded to the protein A column, fr4-fr6 are the elution fractions obtained from the chromatography � Sample of CHO-produced mAbY is shown as control � Mass spectrometry analysis showed that both chains were intact 21.11.2019 VTT – beyond the obvious 21

mAbY Binding assay by Biacore T200

VTT

Studying the interaction of mAbs in real time



Single cycle
Multi-cycle
CHO-produced
ka (1/Ms): 1,033E+5 ± 80
kd (1/s): 3,539E-4 ± 6,2E-7
KD (M): 3,424E-9
ka (1/Ms): 1,056E+5 ± 63
kd (1/s): 4,821E-4 ± 7,3E-7
KD (M): 4,565E-9
Single cycle
Multi-cycle
C1-produced
ka (1/Ms): 1,069E+5 ± 88
kd (1/s): 3,651E-4 ± 8,6E-7
KD (M): 3,417E-9
ka (1/Ms): 1,085E+5 ± 230
kd (1/s): 5,067E-4 ± 8,4E-7
KD (M): 4,669E-9



Ligand
mAbY
Immobilization:
anti-Human-Fc &
anti-Mouse-Fc

- The binding properties of C1 produced mAbY were compared to the CHO produced mAbY in a Biacore T200 assay
- **The C1-produced mAbY and CHO-produced mAbY showed virtually indistinguishable binding kinetics**
- **Similar results were obtained with other mAbs**

21.11.2019 VTT – beyond the obvious

22

Success in Bispecific mAb expression

VTT



C1-derived
CHO-derived
r
nr
r
nr

r: reduced conditions
nr: non-reduced conditions



120
100
80
60
40
20
0
CHO-derived
C1-derived
w/o antibody
w/o
10^{-2} 10^{-1} 10^{0} 10^{1} 10^{2} 10^{3} 10^{4} 10^{5} 10^{6}
antibody concentration [pM]

- **Production level 1 g/L in a 6-day fermentation process**
- Difficult to express in several hosts
- The function of C1-produced mAb was compared to the CHO-produced control in a bioassay
  - C1-produced purified using only single chromatography step
  - CHO-produced fully purified
- **Potency of C1-produced mAb in the bioassay is comparable to the CHO-produced control**

21.11.2019 VTT – beyond the obvious

23

Success in expressing high level of ZAPI antigen

- Schmallenberg virus antigen coupled with Spytag - difficult-to-express protein in animal cells and microbial systems
- First strain had a native C1 promoter in 6xΔ protease strain
- Using synthetic promoter (SES) for expression, higher copy number and 8x protease deletion strain increased production six-fold
- Development of the protease deficient strain and process conditions increased the titer even further
- The produced protein formed nanoparticles with Spycatcher efficiently and showed good immunogenicity in cattle


SES promoter
8xΔ strains
C1 promoter
6xΔ strain


Purified antigen (mg/L)
2000
1800
1600
1400
1200
1000
800
600
400
200
0
120
720
1830
6xΔ
8xΔ
9xΔ

- **The new strain using SES promoter system in improved protease deletion background significantly increased the production and stability of the target antigen**
- **Up to 1.8 g/L was purified by affinity chromatography**

21.11.2019 VTT – beyond the obvious
24

Expression of Fc-Fusion by C1 Production of an Fc-fusion protein in C1 � The Fc-fusion protein was expressed with three synthetic promoters with different strengths � The strains were grown in fermentors at 1 litre scale • Growth and total protein production was similar between the strains • The Fc fusion protein was purified with protein A affinity chromatography Fc-fusion protein Strain Time point concentration (g/L) • Best production level of 12.2 g/l on day 7 was Prom. 1 Day 7 9.0 obtained from promoter 2 Prom. 2 Day 7 12.2 • Expression with an optimized synthetic Prom. 3 Day 7 7.2 promoter resulted in 13.2. g/l production level Optimized Prom. 2 Day 7 13.2 25

Summary

- *Myceliophthora thermophila* C1 is an industrialized protein production host that is now developed for therapeutic protein manufacture - with several large biopharma companies entering into collaborations.
- We have identified critical proteases to deal with for therapeutic protein production enhancement and enabled a very significant reduction of the protease load in the production strains.
- Our glycoengineering program aims at high proportions of human glycoforms G0, G2, FG0 and FG2. Excellent G0 levels have been reached through alg3-alg11 deletion strategy.
- Monoclonal antibodies have been produced in C1 with levels reaching 22 g/l and rates up to 3.1 g/l/day. The binding characteristics of the C1-produced antibodies were very similar to CHO-produced controls. Fab fragments have been expressed at levels up to 14.5 g/l and Fc-fusion proteins up to 13.2 g/l in a 7-day process.
- Difficult to express proteins have been produced in C1 at superior levels as compared with other production systems.

Product	Production level g/L
Mabs	22
Fabs	14.5
Fc-fusion proteins	13.2
Difficult-to-express	
Bispecific antibodies	1.0
Viral antigens	1.8
VLPs (extracellular prod.)	0.3
Bacterial vaccine protein	6.0

21.11.2019 VTT – beyond the obvious

26

Acknowledgements

VTT Protein Production
Anne Huuskonen
Marika Vitikainen
Marilyn Wiebe
Georg Schmidt
Veera Korja
Anssi Rantasalo
Kari Koivuranta
Outi Koivistoinen
Hanna Kuusinen
Kaisa Roine
Karita Viita-aho
Merja Aarnio
Sirpa Holm
Christopher Landowski

Dyadic International Inc.
Ronen Tchelet
Gabor Keresztes
Mark A. Emalfarb

VTT Analytics
Heli Nygren
Natalia Maiorova

VTT Biosensors
Kristina Iljin

LC ESI MS/MS
Turku Proteomics Facility,
University of Turku and Åbo Akademi University

Contact Dyadic – rtchelet@dyadic.com

21.11.2019 VTT – beyond the obvious

27

THANK YOU rtchelet@dyadic.com markku.saloheimo@vtt.fi 21.11.2019 VTT – beyond the obvious 28